Item 1: Report to Shareholders

Diversified Mid-Cap Growth Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Mid-cap growth stocks were mostly flat in the first half of 2005, as second-quarter gains largely offset first-quarter losses, but they fared better than their small- and large-cap growth counterparts. The market’s attempts to advance were limited by investor concerns about the pace of economic growth amid surging oil prices—which reached $60 per barrel in late June—and rising short-term interest rates. The Federal Reserve lifted the fed funds target rate on four occasions during our reporting period, resulting in a less accommodative monetary policy. Nevertheless, economic growth remained robust and core inflation modest.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Diversified Mid-Cap Growth Fund	-0.79%	6.21%
Russell Midcap Growth Index	1.70	10.86
Lipper Mid-Cap Growth Funds Index	-0.92	7.31

Your fund returned -0.79% in the last six months and 6.21% for the 12-month period ended June 30, 2005. As shown in the table, the fund held up slightly better than its Lipper benchmark in the six-month period but trailed over the last year. The fund also lagged the Russell Midcap Growth Index in both periods.

With the energy sector still dominating the equity market—in fact, it was one of the few sectors in our opportunity set that produced gains in the first half—our underweighting continued to work against us. Our style, which takes a broadly diversified approach and entails buying differentiated businesses, should do well relative to the benchmarks in periods when companies with consistent earnings growth are rewarded.

Trends do not last indefinitely, of course, and we believe investors will eventually discover that there are high-quality companies in many sectors capable of producing steady earnings growth that will not taper off as a cyclical trend comes to an end. Our investment approach is not reliant on forecasting commodity prices, and we will not own many companies that benefit disproportionately when various commodities spike in value.

MARKET ENVIRONMENT

Economic conditions were mostly favorable in the first half of 2005. Although the manufacturing sector decelerated somewhat, the economy expanded at a steady pace. New job growth continued at a reasonable rate, the unemployment rate hovered slightly above 5%, and inflation remained contained, despite surging oil prices.

Relatively low interest rates continued to provide a helpful stimulus to the economy. Although money market and short-term bond yields increased as the Federal Reserve raised the fed funds target rate from 2.25% to 3.25% in four quarter-point increments in the last six months, long-term interest rates unexpectedly declined. The result was a flattening of the Treasury yield curve, which currently indicates that long-term Treasury yields are not much higher than short-term yields.

Large-cap shares held up slightly better than small-caps, but mid-cap stocks decisively outperformed both segments in the last six months. The S&P MidCap 400 Index and the Russell Midcap Index returned 3.85% and 3.92%, respectively, versus -0.81% for the large-cap S&P 500 Index and -1.25% for the small-cap Russell 2000 Index. As measured by various Russell indexes, value stocks outperformed their growth counterparts across all market capitalizations, including the mid-cap space.

MID-CAP STOCK RETURNS

Periods Ended 6/30/05	6 Months	12 Months
Russell Midcap Index	3.92%	17.12%
Russell Midcap Growth Index	1.70	10.86
Russell Midcap Value Index	5.51	21.80

Growth stocks have materially lagged value for several years, and we still believe it is reasonable to expect mean reversion and better relative performance from the growth style in the years ahead. However, one needs to consider that mid-caps have substantially outperformed larger companies. For the five-year period ended June 30, 2005, the Russell Midcap Index has had an annualized return of 7.34% versus an annualized return of -2.37% for the S&P 500 Index.

Most major mid-cap growth sectors declined in the first half of the year. The exceptions were health care, which was driven by the robust performance of providers and service companies, energy, and telecommunication services. Information technology shares fared worst. Most underlying industries declined, led by software stocks, but IT services companies held up well. Financials were also sluggish, especially insurers and commercial banks. Some companies tied to the capital markets performed well, but broad weakness among asset managers offset those gains. Consumer discretionary stocks generally declined, with media names continuing to struggle, but homebuilders and specialty retailers produced gains. In fact, some fashion-oriented retailers had extraordinary returns. (We usually avoid these businesses because it is difficult to consistently predict fashion trends.) Industrials and business services companies also lagged, though aerospace and defense stocks outperformed other areas in the sector.

INVESTMENT STRATEGY

Before discussing the portfolio’s performance in detail, we would like to welcome all new shareholders to the fund and review the investment strategy and principles that guide how we manage the portfolio.

  The fund invests in mid-cap stocks of companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.
  The fund will be fully invested because we believe that successful market timing is virtually impossible and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We will not spend undue time worrying about short-term performance or trying to forecast the direction of the market. That allows us to focus on finding mid-cap companies that have the best long-term growth potential.
  Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund will typically invest in approximately 300 stocks. This high degree of diversification can help to reduce the downside risk attributable to any single poorly performing security. It is notable that we are investing in companies that are early in their life cycles, and it is inevitable that some will not be as successful as we hope. Accordingly, we balance risk with potential returns.
  Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.
  Valuations are also important: we look for the best relative values among companies with the strongest businesses and managements.
  We use a number of proprietary quantitative models to identify and evaluate the characteristics of mid-cap growth companies and the entire portfolio.

PORTFOLIO REVIEW

The fund’s fundamental characteristics are similar to those of mid-cap growth benchmarks, such as the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table. The average company yield and projected earnings growth rate of our holdings are similar, while the portfolio’s forward price/earnings (P/E) ratio is slightly higher than that of the index, and our median market capitalization is a bit lower. The fund’s return on equity, which measures how effectively and efficiently a company and its management are using stockholder investments, is lower than that of the index but still fairly high. We believe that companies with high and sustainable profitability are good long-term investments.

PORTFOLIO CHARACTERISTICS

	Diversified	Russell
	Mid-Cap	Midcap
	Growth	Growth
As of 6/30/05	Fund	Index
Earnings Growth Rate
Historical Growth 5 Years
(least squared)	11.6%	14.1%

Projected Long-Term Growth[1]	15.9	15.2

Profitability – Return on
Equity Latest 12 Months
Excluding Charges	17.3	19.8

Average Company Yield[2]	0.6	0.7

P/E Ratio
12 Months Forward
Estimated Earnings[1]	19.3X	18.1X

Investment-Weighted Median
Market Capitalization	$5.4 billion	$6.3 billion

[1]Source for data: IBES [2]Source for data: Bloomberg
Forecast data are in no way an indication of future investment returns.

Our sector allocations have some resemblance to those of the index, though we have a few strategic over- or under-weightings. Our largest investments are in the information technology, consumer discretionary, and health care sectors. Financials and industrials and business services companies represent lesser amounts, and we have very little exposure to consumer staples, materials, and telecommunication services stocks.

In the information technology sector (26.4% of assets as of June 30), which has dramatically underperformed for several years, our focus on better businesses remains the primary driver behind our overweights in semiconductor, software, and IT services companies. Technology stocks rebounded from first-quarter weakness in the last three months but remained in negative territory for the first half. However, good stock selection in the sector, such as communications equipment and display technologies company Corning and semiconductor companies Analog Devices, National Semiconductor, and Microchip Technology, helped our relative performance. Our largest emphasis in the sector is the semiconductor industry, particularly stocks with quality business models, which we believe are reasonably valued. Chip stocks posted a positive return in the second quarter, following weakness associated with an industry-wide inventory correction. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Health care stocks (19.8% of assets) contributed the most to fund performance in absolute terms, and good stock selection in services (WellChoice), medical devices (Kyphon), and biotechnology (Gilead Sciences and Vertex Pharmaceuticals) helped the fund’s relative performance. Within health care, we focus on services and equipment companies and maintain a diversified approach to the biotechnology industry. Health care services companies represent an attractive opportunity, given good fundamentals and reasonable valuations, and they have benefited in recent years from reasonable medical cost trends and utilization of technology to improve systems.

Despite its low representation in the fund and in our benchmarks, telecommunication services (2.2% of fund assets) was the fund’s best-performing sector. It was also a strong contributor to our relative results because of our positions in both wireless and traditional wire-line telecom firms. We view the tower business model as attractive, and American Tower Systems and Crown Castle International have performed well. In the highly competitive wireless services industry, which has benefited from good subscriber growth and industry consolidation, we seek special situations and growth opportunities, such as Nextel Partners.

SECTOR DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05
Information Technology	28.2%	26.4%
Consumer Discretionary	24.1	22.7
Health Care	19.0	19.8
Financials	13.6	13.1
Industrials & Business Services	8.1	8.4
Energy	3.0	4.6
Telecommunication Services	0.9	2.2
Materials	1.5	1.7
Consumer Staples	1.7	1.1
Others and Reserves	-0.1	0.0
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

In the consumer discretionary sector (22.7% of assets), there are many opportunities to invest in companies with exceptional business models and cash flow. We overweighted the hotel, restaurant, and leisure industry, but this posture, coupled with weak stock selection, particularly gambling-related companies Wynn Resorts and International Game Technology, hurt our relative performance. Media is no longer our largest overweight. The recovery in advertising spending in traditional mediums has been sluggish, and our overweight has weighed on relative performance, so we have trimmed our positions in radio and newspaper stocks.

The financials sector (13.1% of assets) is still one of our largest overweights relative to the Russell Midcap Growth Index. We continue to believe that the capital markets area—specifically trust banks and asset managers—offers the best risk/reward tradeoff in the mid-cap growth universe. Although overweighting capital markets companies helped our relative performance in the last six months, weak stock selection—such as owning trust bank Investors Financial Services and underweighting Legg Mason—more than offset this benefit. Stock selection in insurance and financial services also detracted from our results.

The energy sector (4.6% of assets) continued to enjoy the tailwind of rising oil prices, and all of our holdings in the sector were among our largest contributors to absolute performance. Unfortunately, our gains were limited by our underweighting of equipment and services companies. Our focus in the energy sector is not to make a call on the commodity, but rather to buy differentiated businesses with strong niches and exploration and production companies that have better-than-average expertise in finding resources via the drill bit. We underweighted the energy sector because we found better opportunities elsewhere.

OUTLOOK

The fundamentals of our holdings are very strong, and the environment for growth-oriented equities is good. Our fully-invested approach, which balances potential rewards with assumed risk, focuses on strong businesses and management with a long-term orientation. We believe that the stocks and sectors that we currently emphasize will help our relative performance as the economic recovery matures and as investors begin to favor companies that can grow their earnings consistently.

Respectfully submitted,

Donald J. Peters
Chairman of the fund’s Investment Advisory Committee
July 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot protect against loss in a declining market or assure a profit.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Index: Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index: Tracks the stocks of 500 primarily large U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

WellChoice	1.0%
Station Casinos	0.9
Marriott	0.9
State Street	0.9
Franklin Resources	0.9
Northern Trust	0.9
Microchip Technology	0.9
Maxim Integrated Products	0.9
Linear Technology	0.9
National Semiconductor	0.9
Altera	0.9
Analog Devices	0.9
Xilinx	0.9
Moody’s	0.8
Quest Diagnostics	0.8
Weatherford International	0.7
Crown Castle International	0.7
American Tower Systems	0.7
Cooper Cameron	0.7
BJ Services	0.7
Boyd Gaming	0.7
XTO Energy	0.7
VERITAS Software	0.7
Cognizant Technology Solutions	0.7
WellPoint	0.7
Total	20.4%

Note: Table excludes securities lending collateral.

PORTFOLIO HIGHLIGHTS

INDUSTRY DIVERSIFICATION
Twenty-Five Largest Industries
	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05

Semiconductor and Semiconductor Equipment	8.7%	8.7%
Health Care Providers and Services	7.4	7.7
Capital Markets	7.5	7.6
Software	6.9	6.9
Hotels, Restaurants, and Leisure	4.9	6.6
Health Care Equipment and Supplies	6.2	6.6
Media	6.9	5.5
Biotechnology	4.0	4.2
Specialty Retail	3.9	3.9
Commercial Services and Supplies	3.5	3.7
IT Services	3.9	3.6
Energy Equipment and Services	2.4	3.3
Electronic Equipment and Instruments	2.5	2.3
Insurance	2.9	2.1
Wireless Telecommunication Services	0.9	2.1
Diversified Consumer Services	2.4	2.0
Communications Equipment	2.3	1.8
Internet Software and Services	1.7	1.7
Commercial Banks	1.5	1.6
Multiline Retail	2.0	1.5
Aerospace and Defense	0.9	1.5
Household Durables	2.0	1.4
Chemicals	1.2	1.4
Oil, Gas, and Consumable Fuels	0.6	1.3
Pharmaceuticals	1.4	1.3
Total	88.5%	90.3%
Historical weightings reflect current industry/sector classifications.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 6/30/05	1 Year	12/31/03
Diversified Mid-Cap Growth Fund	6.21%	8.39%
Russell Midcap Growth Index	10.86	11.36
Lipper Mid-Cap Growth Funds Index	7.31	8.48

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$992.10	$6.17
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.25%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04
NET ASSET VALUE
Beginning of period	$11.37	$10.00

Investment activities
Net investment income (loss)	(0.03)*	(0.06)*
Net realized and
unrealized gain (loss)	(0.06)	1.43

Total from
investment activities	(0.09)	1.37

NET ASSET VALUE
End of period	$11.28	$11.37

Ratios/Supplemental Data
Total return^	(0.79)%*	13.70%*
Ratio of total expenses to
average net assets	1.25%*†	1.25%*
Ratio of net investment
income (loss) to average
net assets	(0.60)%*†	(0.71)%*
Portfolio turnover rate	14.8%†	13.3%
Net assets, end of period
(in thousands)	$48,253	$40,848

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/06.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 100.0%

CONSUMER DISCRETIONARY 22.7%
Auto Components 0.1%
Gentex	3,800	69
		69
Automobiles 0.6%
Harley-Davidson	1,300	64
Thor Industries	3,400	107
Winnebago §	3,100	102
		273
Diversified Consumer Services 2.0%
Apollo Group, Class A *	3,757	294
Career Education *	3,100	113
Devry *	2,600	52
Education Management *	7,600	256
H&R Block	1,200	70
ITT Educational Services *§	1,900	102
Universal Technical Institute *	2,700	90
		977
Hotels, Restaurants & Leisure 6.6%
Boyd Gaming	6,500	332
Choice Hotels International	4,400	289
Fairmont Hotels §	4,200	146
Harrah's Entertainment	4,000	288
Hilton	4,000	96
International Game Technology	7,600	214
Marriott, Class A	6,700	457
Outback Steakhouse	1,500	68
Royal Caribbean Cruises §	6,000	290
Ruby Tuesday §	3,100	80
Shuffle Master *§	5,098	143
Station Casinos	6,900	458
The Cheesecake Factory *	2,400	83
WMS Industries *§	1,800	61
Wynn Resorts *§	3,900	185
		3,190
Household Durables 1.4%
Centex	1,300	92
Harman International	2,300	187
KB Home	1,400	107
Lennar, Class A	1,400	89
Pulte	1,100	93
Toll Brothers *§	1,000	101
		669
Internet & Catalog Retail 0.3%
Amazon.com *§	4,200	139
		139
Leisure Equipment & Products 0.4%
Brunswick	2,300	99
Mattel	4,800	88
		187
Media 5.5%
Citadel Broadcasting *	5,000	57
Cox Radio, Class A *	6,800	107
Cumulus Media, Class A *	5,300	63
Dreamworks Animation, Class A *	2,600	68
Entercom Communications *	2,400	80
Getty Images *§	4,300	319
Harte-Hanks	2,600	77
Lamar Advertising *	1,800	77
McGraw-Hill	2,000	89
Meredith	2,700	133
New York Times, Class A	3,700	115
Omnicom	3,100	248
Radio One, Class D *	6,600	84
Regent Communications *	10,600	62
Rogers Communications, Class B	3,500	115
Salem Communications, Class A *§	6,400	127
Scripps, Class A	2,600	127
Spanish Broadcasting, Class A *§	9,200	92
Univision Communications, Class A *	8,000	220
Washington Post, Class B	200	167
Westwood One	2,900	59
WPP Group ADR	3,600	184
		2,670
Multiline Retail 1.5%
Dollar General §	13,700	279
Dollar Tree Stores *	4,500	108
Family Dollar Stores	10,400	272
Fred's §	3,100	51
		710
Specialty Retail 3.9%
Bed Bath & Beyond *	5,800	242
Men's Wearhouse *	2,700	93
O'Reilly Automotive *	7,700	229
PETsMART	5,600	170
Ross Stores	7,600	220
Staples	7,500	160
Tiffany	8,700	285
TJX	11,500	280
Williams-Sonoma *	4,800	190
		1,869
Textiles, Apparel, & Luxury Goods 0.4%
Coach *	6,300	212
		212
Total Consumer Discretionary		10,965

CONSUMER STAPLES 1.1%
Beverages 0.2%
Cott *§	3,300	72
		72
Food Products 0.9%
Delta Pine & Land	1,800	45
Hershey Foods	2,300	143
McCormick	2,300	75
Tootsie Roll Industries §	3,520	103
Wrigley	1,200	83
		449
Total Consumer Staples		521

ENERGY 4.6%
Energy Equipment & Services 3.3%
Baker Hughes	4,800	246
BJ Services	6,600	346
Cooper Cameron *	5,600	347
Smith International	4,900	312
Weatherford International *	6,100	354
		1,605
Oil, Gas & Consumable Fuels 1.3%
Murphy Oil	6,000	313
XTO Energy	9,733	331
		644
Total Energy		2,249

FINANCIALS 13.1%
Capital Markets 7.6%
A.G. Edwards	1,600	72
AmeriTrade *	13,700	255
AMVESCAP PLC ADR §	4,000	48
Charles Schwab	19,900	224
Eaton Vance	12,400	297
Federated Investors, Class B	3,700	111
Franklin Resources	5,800	447
Investors Financial Services §	5,600	212
John Nuveen §	5,300	199
Lazard *§	7,100	165
Legg Mason	2,750	286
Mellon Financial	9,800	281
Northern Trust	9,700	442
Raymond James Financial	2,400	68
SEI	2,400	90
State Street	9,300	449
		3,646
Commercial Banks 1.6%
Boston Private Financial §	2,800	71
City National	900	64
East West Bancorp	3,000	101
First Horizon National §	1,200	51
North Fork Bancorporation	3,450	97
SVB Financial Group *§	1,800	86
Synovus Financial	7,400	212
UCBH Holdings §	5,600	91
		773
Consumer Finance 0.6%
First Marblehead *§	2,500	88
Moneygram International	9,700	185
		273
Diversified Financial Services 0.8%
Moody's	9,000	405
		405
Insurance 2.1%
Ambac	2,100	147
Arch Capital Group *	1,600	72
Arthur J. Gallagher §	2,800	76
Axis Capital Holdings	2,200	62
Brown & Brown	2,000	90
Markel *	200	68
Marsh & McLennan	4,600	127
MBIA	2,200	130
RenaissanceRe Holdings	1,600	79
Willis Group Holdings §	4,900	160
		1,011
Thrifts & Mortgage Finance 0.4%
MGIC Investment	1,300	85
Radian	1,400	66
Triad Guaranty *§	900	45
		196
Total Financials		6,304

HEALTH CARE 19.8%
Biotechnology 4.2%
Abgenix *§	9,800	84
Amylin Pharmaceuticals *§	4,300	90
Applera	4,000	79
Celgene *§	5,200	212
Cephalon *§	2,600	104
Charles River Laboratories International *	2,100	101
deCode genetics *§	7,200	68
Diversa *	12,900	67
Genzyme *	1,700	102
Gilead Sciences *	4,000	176
Human Genome Sciences *§	7,700	89
Martek Biosciences *§	2,800	106
MedImmune *	3,400	91
Millennium Pharmaceuticals *	9,300	86
Neurocrine Biosciences *§	1,400	59
OSI Pharmaceuticals *	2,000	82
Protein Design Labs *§	3,200	65
Qiagen NV *§	10,400	120
Techne *	2,900	133
Vertex Pharmaceuticals *§	6,200	104
		2,018
Health Care Equipment & Supplies 6.6%
ArthroCare *§	1,800	63
Bausch & Lomb	2,600	216
Beckman Coulter	2,000	127
Becton, Dickinson	2,100	110
Biomet	7,500	260
C R Bard	3,700	246
Cooper Companies §	1,800	110
Dentsply International	2,400	130
Edwards Lifesciences *	1,900	82
Gen-Probe *	2,500	91
INAMED *	1,500	100
Integra LifeSciences *§	1,700	50
Invitrogen *	2,200	183
Kyphon *§	5,800	202
Millipore *	1,700	96
ResMed *§	1,600	106
Respironics *	2,800	101
Smith & Nephew ADR §	2,700	133
St. Jude Medical *	3,600	157
Sybron Dental Specialties *	1,600	60
Varian Medical Systems *	4,800	179
Waters Corporation *	4,600	171
Wright Medical Group *	3,900	104
Zimmer Holdings *	1,700	129
		3,206
Health Care Providers & Services 7.7%
Caremark RX *	6,000	267
Coventry Health Care *	4,100	290
DaVita *	4,149	189
Express Scripts *	5,000	250
Health Management, Class A	5,300	139
Henry Schein *	4,400	183
IMS Health	5,800	144
Laboratory Corporation of America *	4,900	244
Lincare Holdings *	3,900	159
Manor Care	3,100	123
Medco *	5,300	283
Omnicare	3,200	136
Patterson Companies *§	3,600	162
Quest Diagnostics	7,200	384
WellChoice *	6,600	458
WellPoint *	4,600	320
		3,731
Pharmaceuticals 1.3%
Allergan	1,500	128
Atherogenics *§	4,400	70
IVAX *	4,500	97
Medicines Company *	2,100	49
Nektar Therapeutics *§	3,400	57
Sepracor *	3,400	204
		605
Total Health Care		9,560

INDUSTRIALS & BUSINESS SERVICES 8.4%
Aerospace & Defense 1.5%
Empresa Brasileira de Aeronautica ADR §	6,100	202
Mercury Computer Systems *	2,100	58
Precision Castparts	1,900	148
Rockwell Collins	6,700	319
		727
Air Freight & Logistics 1.2%
C.H. Robinson Worldwide	3,700	215
Expeditors International of Washington	4,700	234
UTi Worldwide §	1,600	112
		561
Airlines 0.4%
SkyWest §	4,900	89
Southwest Airlines	6,000	84
		173
Building Products 0.1%
Trex *§	1,600	41
		41
Commercial Services & Supplies 3.7%
ARAMARK, Class B	2,600	69
Avery Dennison	1,700	90
ChoicePoint *	6,100	244
Cintas	5,700	220
Corporate Executive Board	2,700	211
Dun & Bradstreet *	2,400	148
Equifax	2,900	104
HNI Corporation	1,700	87
LECG *§	3,800	81
Manpower	4,400	175
Robert Half International	9,300	232
Stericycle *	2,500	126
		1,787
Electrical Equipment 0.3%
AMETEK	1,500	63
II-VI *§	3,600	66
		129
Industrial Conglomerates 0.2%
Roper Industries	1,700	121
		121
Machinery 0.8%
Danaher	2,000	104
IDEX	1,350	52
ITT Industries	1,400	137
Pall	2,900	88
		381
Road & Rail 0.2%
Landstar Systems *	4,000	120
		120
Total Industrials & Business Services		4,040

INFORMATION TECHNOLOGY 26.4%
Communications Equipment 1.8%
ADTRAN	4,600	114
Corning *	10,300	171
F5 Networks *	2,700	128
Juniper Networks *§	10,200	257
Plantronics	1,600	58
Research In Motion *	1,700	125
		853
Computers & Peripherals 1.0%
Lexmark International *	4,300	279
Network Appliance *	4,800	136
QLogic *	2,500	77
		492
Electronic Equipment & Instruments 2.3%
CDW	4,300	246
Dolby Laboratories, Class A *	2,900	64
FLIR Systems *	5,200	155
Jabil Circuit *	7,400	227
Littelfuse *	1,700	47
Mettler-Toledo International *	1,700	79
Molex, Class A	6,400	150
National Instruments §	2,350	50
Symbol Technologies	9,000	89
		1,107
Internet Software & Services 1.7%
MatrixOne *	14,400	72
Monster Worldwide *	10,800	310
Sina *§	4,900	137
VeriSign *	7,700	221
Websense *	1,200	58
		798
IT Services 3.6%
Affiliated Computer Services, Class A *	2,400	123
Certegy	5,700	218
Cognizant Technology Solutions *	6,800	321
DST Systems *	3,400	159
Fiserv *	4,500	193
Global Payments §	2,100	142
Iron Mountain *	7,200	223
Paychex	8,700	283
Sabre Holdings, Class A	3,500	70
		1,732
Office Electronics 0.4%
Zebra Technologies *	4,650	204
		204
Semiconductor & Semiconductor Equipment 8.7%
Altera *	21,200	420
AMIS Holdings *	4,700	63
Analog Devices	11,100	414
Broadcom, Class A *	4,900	174
Cymer *§	1,900	50
Integrated Circuit Systems *	2,700	56
Intersil Holding, Class A	5,700	107
KLA-Tencor	2,500	109
Lam Research *	3,400	98
Linear Technology	11,600	426
Marvell Technology Group *	5,400	205
Maxim Integrated Products	11,300	432
Microchip Technology	14,900	441
National Semiconductor	19,300	425
Novellus Systems *	5,000	124
Semtech *	5,200	87
Silicon Laboratories *§	6,500	170
Xilinx	16,200	413
		4,214
Software 6.9%
Activision *	6,266	104
Adobe Systems	6,300	180
Cadence Design Systems *	9,100	124
Check Point Software Technologies *	5,300	105
Citrix Systems *	5,600	121
Cognos *	4,700	161
Electronic Arts *	3,000	170
FactSet Research Systems §	2,850	102
Fair Isaac	2,500	91
FileNet *	2,000	50
Hyperion Solutions *	2,500	101
Internet Security Systems *	3,900	79
Intuit *	5,100	230
Jack Henry & Associates	7,100	130
McAfee *	7,800	204
Mercury Interactive *	6,300	242
NAVTEQ *	8,300	309
Novell *§	14,100	87
Red Hat *§	11,800	155
Salesforce.com *§	5,000	102
Synopsys *	4,200	70
THQ *§	2,600	76
VERITAS Software *	13,500	329
		3,322
Total Information Technology		12,722

MATERIALS 1.7%
Chemicals 1.4%
Ecolab	4,300	139
Engelhard	1,600	46
Monsanto	2,300	145
Praxair	2,300	107
Sigma Aldrich	900	50
Symyx Technologies *§	2,700	76
Valspar §	2,700	130
		693
Containers & Packaging 0.3%
Sealed Air *	2,300	115
		115
Total Materials		808

TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 0.1%
Neustar, Class A *	2,500	64
		64
Wireless Telecommunication Services 2.1%
American Tower Systems, Class A *§	16,600	349
Crown Castle International *	17,300	351
Nextel Partners, Class A *§	12,700	320
		1,020
Total Telecommunication Services		1,084
Total Common Stocks (Cost $44,295)		48,253

SHORT-TERM INVESTMENTS 0.4%

Money Market Fund 0.4%
T. Rowe Price Reserve Investment Fund, 3.14% #†	199,212	199
Total Short-Term Investments (Cost $199)		199

SECURITIES LENDING COLLATERAL 15.7%

Money Market Trust 15.7%
State Street Bank and Trust Company of New Hampshire N.A.
Securities Lending Quality Trust units, 3.194% #	7,577,967	7,578
Total Securities Lending Collateral (Cost $7,578)		7,578

Total Investments in Securities
116.1% of Net Assets (Cost $52,072)	$ 56,030

(1)	Denominated in U.S. dollars unless
otherwise noted
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan
at June 30, 2005 – See Note 2
†	Affiliated company – See Note 4
ADR	American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $199)	$199
Non-affiliated companies (cost $51,873)	55,831

Total investments in securities	56,030
Dividends receivable	24
Receivable for shares sold	69
Other assets	21

Total assets	56,144

Liabilities
Investment management fees payable	20
Payable for investment securities purchased	216
Payable for shares redeemed	40
Obligation to return securities lending collateral	7,578
Due to affiliates	13
Other liabilities	24

Total liabilities	7,891

NET ASSETS	$48,253

Net Assets Consist of:
Undistributed net investment income (loss)	$(129)
Undistributed net realized gain (loss)	(44)
Net unrealized gain (loss)	3,958
Paid-in-capital applicable to 4,276,184 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	44,468

NET ASSETS	$48,253

NET ASSET VALUE PER SHARE	$11.28

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$136
Securities lending	5

Total income	141

Expenses
Investment management	143
Custody and accounting	71
Shareholder servicing	60
Registration	24
Prospectus and shareholder reports	15
Legal and audit	7
Directors	2
Proxy and annual meeting	1
Miscellaneous	4
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(57)

Total expenses	270

Net investment income (loss)	(129)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(105)
Change in net unrealized gain (loss) on securities	96

Net realized and unrealized gain (loss)	(9)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(138)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(129)	$(215)
Net realized gain (loss)	(105)	274
Change in net unrealized gain (loss)	96	3,862

Increase (decrease) in net assets from operations	(138)	3,921

Capital share transactions *
Shares sold	12,904	44,317
Shares redeemed	(5,361)	(7,490)

Increase (decrease) in net assets from capital
share transactions	7,543	36,827

Net Assets
Increase (decrease) during period	7,405	40,748
Beginning of period	40,848	100

End of period	$48,253	$40,848

(Including undistributed net investment income (loss)
of $(129) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold	1,169	4,309
Shares redeemed	(486)	(726)

Increase (decrease) in shares outstanding	683	3,583

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, the value of loaned securities was $7,375,000; aggregate collateral consisted of $7,578,000 in the money market pooled trust.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $10,589,000 and $3,229,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $52,072,000. Net unrealized gain aggregated $3,958,000 at period-end, of which $6,219,000 related to appreciated investments and $2,261,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25% . For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at June 30, 2005, management fees waived in the amount of $186,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $48,000 for T. Rowe Price Services, Inc., and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $4,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $199,000 and $1,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 150,000 shares of the fund, representing 4% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s return since inception and compared this to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the Fund’s management fee rate, operating expenses and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee and expense ratio were generally below the medium for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005